UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2020

Commission File No. 000-16929

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market
Common Stock Purchase Warrants	SNGXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Items.

In response to the coronavirus (COVID-19) pandemic, the U.S. Small Business Administration (the “SBA”) is making available low-interest rate loans to qualified small businesses, including under its Paycheck Protection Program (the “PPP”).

In order to supplement its cash balance, Soligenix, Inc. (the “Company”) has submitted an application for non-dilutive funding under the PPP as part of the recently enacted Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) administered by the SBA. Section 1106 of the CARES Act provides for forgiveness of up to the full principal amount of qualifying loans guaranteed under the PPP. The PPP and loan forgiveness are intended to provide economic relief to small businesses, such as the Company, that are adversely impacted under the Coronavirus Disease 2019 (COVID-19) Emergency Declaration (COVID-19 Emergency Declaration) issued by President Trump on March 13, 2020.

No assurance can be given that the Company will qualify for and/or receive any loan proceeds from the PPP.

Cautionary Statement regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the Company’s judgment as of the date of this report. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the uncertainties related to the PPP and the application and approval process associated therewith, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s periodic filings with the U.S. Securities and Exchange Commission. These forward-looking statements are made only as the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.
April 13, 2020	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

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